Fair Value Measurements	3 Months Ended
Mar. 31, 2018
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
The carrying values of cash and cash equivalents, accounts receivable, amounts due to/from related parties and accounts payable approximate fair value due to the short maturity of the instruments; these are considered Level 1 fair value measurements. The carrying value of the credit facility borrowings approximates fair value as the interest rates are based on prevailing market rates; this is considered a Level 1 fair value measurement. As EQM's senior notes are not actively traded, their fair values are considered Level 2 fair value measurements and are estimated using a standard industry income approach model that applies a discount rate based on market rates for debt with similar remaining time to maturity and credit risk. As of March 31, 2018 and December 31, 2017, the estimated fair value of EQM's senior notes was approximately $974 million and $1,006 million, respectively, and the carrying value of EQM's senior notes was approximately $988 million and $987 million, respectively. The fair value of the Preferred Interest is a Level 3 fair value measurement and is estimated using an income approach model that applies a market-based discount rate. As of March 31, 2018 and December 31, 2017, the estimated fair value of the Preferred Interest was approximately $128 million and $133 million, respectively, and the carrying value of the Preferred Interest was approximately $118 million and $119 million, respectively.